UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Ninety One
Global Franchise Fund

Ninety One
International Franchise Fund

Ninety One
Emerging Markets Equity Fund

Ninety One
Global Environment Fund

INVESTMENT ADVISER:
NINETY ONE NORTH AMERICA, INC.

Advisors' Inner Circle Fund III
April 30, 2022
Semi-Annual Report

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling

1-844-IAM-USA1; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Ninety One Global Franchise Fund – Semi-Annual Review – November 1, 2021 to April 20, 2022

Fund performance

The Fund delivered a negative absolute return over the six-month period*, lagging the benchmark. Towards the end of 2021 and into 2022, markets became heavily distorted by sentiment and exogenous macro factors, including the war in Ukraine, stubbornly high levels of COVID in key markets and the persistently elevated levels of inflation, which have been exacerbated by the energy shock.

Against this backdrop, the portfolio has performed as expected, underperforming value but outperforming growth and higher beta quality. Given our purist quality focus, we do not own companies in lower quality parts of the market, such as banks, energy and resource companies, all of which have risen substantially. We would, therefore, expect to underperform this value rotation that has seen these parts of the market outperform in the short term, and led to the Fund’s underperformance over this review period.

In terms of specific stocks, Lithography equipment maker ASML has detracted following a stellar 2021, although operational strength has remained intact. Recently, the company delivered a solid quarterly release in which full-year sales guidance was reconfirmed. The company also suggested it could materially increase its 2025 production targets later this year in order to meet sustained high levels of demand.

Accounting software provider Intuit – one of 2021’s stellar performers – has been caught up in the rotation away from the more richly valued tech sector. The company’s results also hampered sentiment, although we believe that these were very impressive results across the board, continuing the momentum demonstrated in fiscal Q1. Fellow software provider Autodesk has detracted after narrowing its full-year outlook, citing well-known macro challenges. Although these issues may persist in the short-term, we view these headwinds as temporary versus a longer-term structural slowdown.

Chinese tech giant Alibaba underperformed the wider portfolio as concerns about government regulation of the sector and increasing competitive threats continue to rumble and weigh on sentiment. We have now exited this position.

More positively, staples including Philip Morris and Nestle, health care companies including Johnson & Johnson and Roche and tech holdings such as Microsoft and Factset have all produced alpha for the portfolio.

*Based on the 40Act Global Franchise Fund, I Share, covering 6m to end-April 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Outlook

The dominant story of the first quarter was clearly the conflict in Ukraine, which brought with it substantial volatility across global capital markets. Not only are geopolitical tensions fundamentally difficult to price, but it is even more challenging to determine how broader markets will respond over meaningful time horizons. Within our global portfolios, we have no direct exposure to Russia or Ukraine and the vast majority of our holdings have negligible revenue exposure.

With little sign of an impending resolution, the immediate focus of investors has moved back towards central banks, and how they plan to balance the threat of inflation against slowing global growth. The Federal Reserve has coupled decisively hawkish rhetoric with action, raising interest rates for the first time since 2018 and signalling there is plenty more to come this year. We continue to believe that the best defence against the risk of inflation remains pricing power, the most valuable characteristic companies can possess in such an environment, together with a reasonable starting valuation. Another challenge remains the increasing uncertainty around the speed of the global economic recovery as a result of recent events, which have moved coronavirus decisively off the front pages for the first time since the pandemic began. The prospect of slowing growth in China and its impact on global markets is another unknown, and we continue to monitor events very closely.

Looking beyond short-term sentiment, we do not believe the current environment has significantly changed the fundamentals of the companies we own, which continue to compound cashflows at attractive rates. We remain comfortable that the Quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness. The portfolio is also very well positioned to contend with the growing threat of climate change, with a carbon footprint that is less than 10% of that emitted by the wider market.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Ninety One International Franchise Fund – Semi-Annual Review –

November 1, 2021 to April 30, 2022

Fund performance

The Fund delivered a negative absolute return over the six-month period*, lagging the benchmark. Towards the end of 2021 and into 2022, markets became heavily distorted by sentiment and exogenous macro factors, including the war in Ukraine, stubbornly high levels of COVID in key markets and the persistently elevated levels of inflation, which have been exacerbated by the energy shock.

Against this backdrop, the portfolio has performed as expected, underperforming value but outperforming growth and higher beta quality. Given our purist quality focus, we do not own companies in lower quality parts of the market, such as banks, energy and resource companies, all of which have risen substantially. We would, therefore, expect to underperform this value rotation that has seen these parts of the market outperform in the short term, and led to the Fund’s underperformance over this review period.

In terms of specific stocks, lithography equipment maker ASML has detracted following a stellar 2021, although operational strength has remained intact. Recently, the company delivered a solid quarterly release in which full-year sales guidance was reconfirmed. The company also suggested it could materially increase its 2025 production targets later this year in order to meet sustained high levels of demand.

Chinese tech giants Alibaba and Tencent underperformed the wider portfolio as concerns about government regulation of the sector and increasing competitive threats continued to rumble and weigh on sentiment. We have now exited both positions. Clinical research company Hangzhou Tigermed also underperformed, caught up in the broader China weakness. We remain invested in the stock, and were encouraged by its recent results, which showcased its strong order backlog.

Software company SAP dropped back over the quarter, after the company’s outlook disappointed some commentators, who expected to see updated financial targets. We remain comfortable that the company is making constructive progress on its key metrics.

*Based on the 40Act International Franchise Fund, I Share, covering 6m to end-April 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Outlook

The dominant story of the first quarter was clearly the conflict in Ukraine, which brought with it substantial volatility across global capital markets. Not only are geopolitical tensions fundamentally difficult to price, but it is even more challenging to determine how broader markets will respond over meaningful time horizons. Within our global portfolios, we have no direct exposure to Russia or Ukraine and the vast majority of our holdings have negligible revenue exposure.

With little sign of an impending resolution, the immediate focus of investors has moved back towards central banks, and how they plan to balance the threat of inflation against slowing global growth. The Federal Reserve has coupled decisively hawkish rhetoric with action, raising interest rates for the first time since 2018 and signalling there is plenty more to come this year. We continue to believe that the best defence against the risk of inflation remains pricing power, the most valuable characteristic companies can possess in such an environment, together with a reasonable starting valuation. Another challenge remains the increasing uncertainty around the speed of the global economic recovery as a result of recent events, which have moved coronavirus decisively off the front pages for the first time since the pandemic began. The prospect of slowing growth in China and its impact on global markets is another unknown, and we continue to monitor events very closely.

Looking beyond short-term sentiment, we do not believe the current environment has significantly changed the fundamentals of the companies we own, which continue to compound cashflows at attractive rates. We remain comfortable that the Quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness. The portfolio is also very well positioned to contend with the growing threat of climate change, with a carbon footprint that is less than 10% of that emitted by the wider market.

Definition of the Comparative Index

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

Ninety One Emerging Markets Equity Fund – Semi-Annual Review – November 1, 2021 to April 30, 2022

Fund performance

In a difficult period for markets, the Fund outperformed the benchmark*. The final quarter of 2021 was broadly positive for global equities, but this quickly reversed in Q1 when Russia invaded Ukraine. Russia is a commodity superpower, and recent events have caused extreme volatility and high prices for commodities, which is leading to higher inflation and lower growth.

Stock selection in the materials and energy sectors was positive. Industrial metals gained strongly, as Russia is a major supplier and the war in Ukraine has exacerbated supply concerns in markets that in many cases were already tight. Our holdings in Brazilian miner Vale and diversified miner Anglo American benefited and were among the top contributors to relative returns. A holding in Saudi National Bank (SNB) also added to returns. It is the market leading Saudi bank in a sector geared very strongly to rising US rates. An oil price at its highest for nearly a decade also provided supportive for Saudi stocks, helping SNB, which is an index bellwether.

There was a global sell-off for Russian assets in response to the invasion, and benchmark index providers have also excluded the country from emerging market indices. As a result, not owning Russian energy producer Gazprom contributed to relative returns. Elsewhere, in the consumer discretionary sector, not holding online Chinese food delivery company Meituan also added to relative performance. The company’s margins could be weakened by new guidelines from the country’s state planner that online food delivery platforms must reduce their service fees to help lower costs for catering businesses.

We were unable to exit all our holdings in Russia before the central bank curbed stock trading in response to Western sanctions and so our residual positions in Moscow Exchange and aluminium producer EN+ weighed on performance. Share trading has now resumed for local equity investors, but foreigners are prevented from selling. We think any resolution here is unlikely until there is a peace treaty between Russia and Ukraine, and relations between the two parties normalise. We have written down these positions to de minimis levels (less than 1 basis point of the fund). Despite a primary listing in London, Russian gold miner Polymetal also weakened significantly and we have exited this position. Elsewhere, not holding Brazilian oil major Petrobras also detracted from relative performance. The company benefited during the period from strong oil prices and a flight to the perceived relative safety offered by Latin American assets.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

In technology, Chinese internet company Tencent performed poorly during the period. Parts of its business remains under significant pressure but the major reason for the underperformance was the ongoing “Common Prosperity” regulatory program, which continued to create concerns about new regulations and potential fines. Despite this, the shares finished well above their lows, buoyed by the Chinese government’s comments that it would take steps to support its economy and financial markets. Speculation also rose about an easing of the crackdown on technology-related sectors, supporting a number of Chinese companies.

*Based on the 40Act Emerging Markets Equity Fund, I Share, covering 6m to end-April 2022.

Outlook

Russia’s war has devastated Ukraine, but the resulting Western sanctions have also rapidly laid waste to Russia’s economy and led to the complete collapse of its financial markets. Peace negotiations have begun, but their near-term prospects are highly uncertain. Furthermore, even if a peace agreement were signed tomorrow, the rehabilitation of Russia’s relationships with the rest of the world would probably take many years. This suggests that the current highly inflationary and growth-negative disruption to commodities markets is unlikely to be a short-term phenomenon. Developed world central bankers are now faced with the highly unappetising prospect of increasing interest rates against the backdrop of deteriorating economic growth.

For emerging markets, an additional major drag is market concerns over policy in China. Fears that any overt help the country offers Russia will result in secondary sanctions, a weak domestic property market, moves by the Holding Foreign Companies Accountable Act (HFCAA) to de-list Chinese ADRs from US equity markets and a continuing regulatory tightening in the authorities’ “Common Prosperity” campaign, all led to an abrupt fall in China’s equity market in March. The Chinese authorities were spurred into action by this correction and provided assurances that policy-makers were aware of all these risks and had plans to manage them. This reversed the market rout, but sentiment remains fragile, and the jury is still out on the Chinese authorities’ risk management initiatives.

Rising risk aversion across markets worldwide is not a recipe for robust market performance any time soon. Pricing power, balance sheet strength and resilient cash-flows will all be important for corporates in this uncertain environment. It is

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

not clear how long the current uncertainty will persist, but the current toxic combination of geopolitical turbulence and an evident economic regime change (the end of rock-bottom interest rates, and the transition from quantitative easing to quantitative tightening) does not bode well for short-term market returns. In the longer-term periods of disruption tend to create opportunities for bottom-up stock-pickers such as ourselves, and this remains our focus.

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

Ninety One Global Environment Fund – Semi-Annual Review – November 1, 2021 to April 30, 2022

Fund performance

The Fund underperformed its benchmark over the period*. The detractors from relative returns included Beyond Meat, which makes plant-based meat-alternative proteins that save 90% of the greenhouse gases associated with the beef equivalent. It underperformed after revising down revenue guidance citing COVID-19 impacts, among other factors. Longer term, we see significant growth potential for the alternative-meat market and for Beyond Meat specifically. Sanhua Intelligent Controls, a leading global provider of electric-vehicle heat-management components, as well as of consumer and commercial HVAC (heating, ventilation and air conditioning) components, also detracted. The company underperformed partly due to the weakness in the electric-vehicle (EV) sector, and the auto sector more generally, on concern over rising input costs and supply-chain disruptions. We believe fundamentals for the business remain attractive. Strong EV sales, combined with Sanhua’s leading technology and market share, underpin a solid outlook for the company. Autodesk, which provides design software that helps to reduce the carbon footprint of buildings in construction and operation, declined along with the US technology sector as part of a broad stock-market rotation from growth to value, as well as on softer company guidance in otherwise strong results. We continue to expect Autodesk’s growth to be supported by efforts to address emissions from the built environment.

The contributors to relative returns included Terna, which operates the Italian electricity grid and is playing a key role in integrating renewables, as well as enabling energy efficiency. It benefited partly from the additional momentum behind the clean-energy transition in Europe and elsewhere prompted by the Russia-Ukraine conflict, with the EU accelerating plans to switch to clean-energy as it aims to cut reliance on Russian oil & gas. In addition, the utilities sector outperformed in a volatile market, given the more defensive nature of these equities. NextEra Energy also outperformed, with shares in the US utility, the world’s largest generator of electricity from wind and solar, helped by strong results and a positive outlook released in the period, which highlighted the company’s competitive advantages and leadership position. Spanish electric utility Iberdrola, a leader in renewable energy, also contributed, for much of the same reasons as Terna. Not holding Facebook-owner Meta was another contributor to relative performance, with shares in the social-media company falling sharply in February 2022 after a disappointing update.

*Based on the 40Act Global Environment Fund, I Share, covering 6m to end-April 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

Outlook

The first period of 2022 was a challenging one for the Global Environment portfolio, from both a relative- and absolute-return perspective. We would highlight that investors should expect the performance of Global Environment to be levered to the pace of decarbonisation and, as such, to have a very different performance pattern to its performance benchmark (MSCI ACWI), given the structural underexposure to decarbonisation-related companies across global equities. As noted above, recent performance has been particularly impacted by some of our holdings in the EV value-chain, as well as by the broad rotation away from growth/quality stocks, which hurt some of our technology companies, among others.

While it is difficult to predict when supply-chain problems and cost pressures will abate, the longer-term trends supporting the growth of companies positively exposed to decarbonisation remain intact, and in some respects have been significantly strengthened by events in the first months of 2022. The trend towards the adoption of EVs, for example, remains extremely strong, with EVs accounting for 15-20% of all auto sales in Europe and China last year, and surveys showing more and more consumers are keen to make the electric switch.

We have received many questions regarding the implications for the low-carbon transition of Russia’s invasion of Ukraine. The immediate-term consequence will be a rise in carbon emissions in Europe as countries switch to coal for electricity generation, replacing Russian natural gas. This is a backwards step the world can scarcely afford, given the inadequate progress to date in reducing greenhouse gas emissions and the short time left to take the action required to avert catastrophic climate change. But from a medium- to longer-term perspective, we expect the conflict to speed up decarbonisation.

The European Union has signalled its intention to accelerate investment in clean-energy to reduce, and ultimately eliminate, its reliance on Russian oil & gas. Germany has announced a new renewables target and we expect the EU to commit to a package of decarbonisation measures, which – in addition to driving faster adoption of renewables – is likely to include energy efficiency initiatives.

With Europe seeking to source more gas from the US and the Middle East while it works to cut fossil-fuel consumption, the global gas market will tighten, likely prompting countries in Asia to also speed up their transitions away from oil & gas and towards renewables. As one politician astutely observed, until Russia invaded

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

Ukraine, natural gas had been seen as the bridge to a clean-energy world; that bridge is now broken. At the same time, the prospect of persistently higher fossil-fuel prices has increased the value of energy-efficiency investments for companies across industries, while also improving the relative cost advantages of clean-energy solutions.

The additional momentum behind the energy transition has already partly been reflected in the stock-market valuations of some renewables companies. But we expect the events of Q1 2022 to have much wider impacts on the universe of businesses positively exposed to decarbonisation, and we will be adjusting some of our company models to account for a faster decarbonisation over the medium term.

While the supply-chain disruption globally could well bring further volatility in the near term, we see excellent long-term potential across our portfolio companies, with valuation upside for the portfolio overall now at the highest level since the COVID shock in 2020. As ever, we remain focused on identifying companies across sectors with leading market positions, competitive advantages and compelling business models that are contributing positively to sustainable decarbonisation.

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

Sector Weightings †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.8%

	Shares	Value

CHINA — 3.2%
NetEase ADR	87,714	$8,361,776

GERMANY — 3.1%
Beiersdorf	81,496	8,194,859

IRELAND — 2.8%
ICON *	32,658	7,387,566

NETHERLANDS — 5.8%
ASML Holding	26,596	15,054,955

SOUTH KOREA — 1.9%
Samsung Electronics GDR	3,685	4,943,650

SWITZERLAND — 8.7%
Nestle	93,961	12,123,229
Roche Holding	28,210	10,470,721

		22,593,950

UNITED KINGDOM — 2.0%
St. James’s Place	323,961	5,257,054

UNITED STATES — 69.3%
Communication Services — 4.7%
Electronic Arts	61,369	7,244,611

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

Communication Services (continued)
Fox	143,424	$5,140,316

		12,384,927

Consumer Discretionary — 5.0%
Booking Holdings *(a)	5,845	12,919,262

Consumer Staples — 8.4%
Estee Lauder, Cl A	36,219	9,563,989
Philip Morris International (a)	123,711	12,371,100

		21,935,089

Financials — 13.6%
Charles Schwab	76,401	5,067,678
FactSet Research Systems	16,093	6,493,365
Moody’s	49,266	15,591,704
S&P Global	22,064	8,307,096

		35,459,843

Health Care — 7.4%
Becton Dickinson	34,691	8,575,268
Johnson & Johnson	58,694	10,591,919

		19,167,187

Information Technology — 30.2%
Autodesk *	33,919	6,420,188
Automatic Data Processing	31,787	6,935,288
Check Point Software Technologies *	51,363	6,486,633
Intuit	26,328	11,024,850
Microsoft	56,415	15,656,291
VeriSign *	55,676	9,948,744
Visa, Cl A (a)	104,916	22,360,747

		78,832,741

		180,699,049

Total Common Stock (Cost $233,155,035)		252,492,859

Total Investments— 96.8% (Cost $233,155,035)		$252,492,859

Percentages are based on Net Assets of $260,798,525.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

(a)	Represents a company categorized as a “non-United States company,” as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt
Cl — Class
GDR — Global Depositary Receipt

The following is a summary of the level of the inputs used as of April 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
China	$8,361,776	$—	$—	$8,361,776
Germany	—	8,194,859	—	8,194,859
Ireland	7,387,566	—	—	7,387,566
Netherlands	—	15,054,955	—	15,054,955
South Korea	4,943,650	—	—	4,943,650
Switzerland	—	22,593,950	—	22,593,950
United Kingdom	—	5,257,054	—	5,257,054
United States	180,699,049	—	—	180,699,049

Total Investments in Securities	$201,392,041	$51,100,818	$—	$252,492,859

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.7%
	Shares	Value

AUSTRALIA — 5.1%
CSL	224	$43,031
REA Group	423	37,973

		81,004

CANADA — 4.0%
Constellation Software	40	63,280

CHINA — 6.0%
Hangzhou Tigermed Consulting, Cl H	2,400	23,372
JD.com, Cl A *	47	1,522
Kweichow Moutai, Cl A	100	27,518
NetEase	2,200	41,747

		94,159

FRANCE — 8.8%
EssilorLuxottica	408	69,851
Hermes International	25	30,741
L’Oreal	105	37,991

		138,583

GERMANY — 8.0%
Beiersdorf	375	37,708
SAP	488	49,342
Siemens Healthineers	715	38,360

		125,410

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued
	Shares	Value

HONG KONG — 2.5%
AIA Group	4,000	$39,373

IRELAND — 3.1%
ICON *	215	48,635

NETHERLANDS — 9.1%
ASML Holding	129	73,022
Heineken	319	31,028
Wolters Kluwer	388	39,208

		143,258

SWEDEN — 3.0%
Swedish Match	5,923	47,173

SWITZERLAND — 13.6%
Alcon	718	51,235
Lonza Group	64	37,834
Nestle	583	75,221
Roche Holding	134	49,737

		214,027

TAIWAN — 2.7%

Taiwan Semiconductor Manufacturing ADR	462	42,934

UNITED KINGDOM — 10.5%

Experian	1,111	38,707

InterContinental Hotels Group	420	26,818

London Stock Exchange Group	503	50,128

Reckitt Benckiser Group	637	49,919

		165,572

UNITED STATES — 17.3%

Accenture, Cl A	172	51,662

Check Point Software Technologies *	241	30,436

Estee Lauder, Cl A	110	29,047

Mastercard, Cl A	294	106,833

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Philip Morris International (a)	538	$53,800

		271,778

Total Common Stock (Cost $1,676,731)		1,475,186

PREFERRED STOCK — 1.3%

GERMANY — 1.3%
Sartorius (Cost $24,987)	57	21,421

Total Investments— 95.0% (Cost $1,701,718)		$1,496,607

Percentages are based on Net Assets of $1,574,778.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND APRIL 30, 2022 (UNAUDITED)

The following is a summary of the level of the inputs used as of April 30, 2022, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$81,004	$—	$81,004
Canada	63,280	—	—	63,280
China	—	94,159	—	94,159
France	—	138,583	—	138,583
Germany	—	125,410	—	125,410
Hong Kong	—	39,373	—	39,373
Ireland	48,635	—	—	48,635
Netherlands	—	143,258	—	143,258
Sweden	—	47,173	—	47,173
Switzerland	—	214,027	—	214,027
Taiwan	42,934	—	—	42,934
United Kingdom	—	165,572	—	165,572
United States	271,778	—	—	271,778
Preferred Stock
Germany	—	21,421	—	21,421

Total Investments in Securities	$426,627	$1,069,980	$—	$1,496,607

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.3%

	Shares	Value

BRAZIL — 3.4%
Atacadao	272,740	$1,135,086
Porto Seguro	227,858	943,695
Vale ADR, Cl B	138,640	2,341,630

		4,420,411

CHINA — 27.7%

Communication Services — 6.4%
NetEase	115,100	2,184,145
Tencent Holdings	134,600	6,330,554

		8,514,699

Consumer Discretionary — 4.9%
Alibaba Group Holding *	284,536	3,508,625
Bosideng International Holdings	2,302,000	1,155,668
Haier Smart Home, Cl H	396,200	1,405,191
JD.com, Cl A *	7,814	253,007

		6,322,491

Consumer Staples — 2.1%
Inner Mongolia Yili Industrial Group, Cl A	245,471	1,423,987
Tsingtao Brewery, Cl H	156,000	1,266,827

		2,690,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

Energy — 1.4%
China Petroleum & Chemical, Cl H	3,724,000	$1,826,515

Financials — 5.0%
China Construction Bank, Cl H	3,002,000	2,120,696
East Money Information, Cl A	425,955	1,458,523
Ping An Bank, Cl A	654,936	1,513,443
Ping An Insurance Group of China, Cl H	257,500	1,633,033

		6,725,695

Industrials — 2.7%
CITIC	1,321,000	1,363,655
Contemporary Amperex Technology, Cl A	23,774	1,449,636
Hongfa Technology, Cl A	105,894	775,372

		3,588,663

Information Technology — 0.1%
Xinyi Solar Holdings	64,000	95,999

Materials — 1.3%
Zijin Mining Group, Cl H	1,172,000	1,718,444

Utilities — 3.8%
China Longyuan Power Group, Cl H	1,337,000	2,581,551
China Resources Gas Group	282,000	1,063,411
ENN Energy Holdings	111,300	1,484,165

		5,129,127

		36,612,447

HONG KONG — 4.3%
AIA Group	220,600	2,171,424
Hong Kong Exchanges & Clearing	30,700	1,302,277
Pacific Basin Shipping	1,364,000	628,827
Techtronic Industries	72,500	965,635
WH Group	907,623	627,446

		5,695,609

HUNGARY — 0.4%
Richter Gedeon Nyrt	24,256	483,144

INDIA — 12.2%
Gland Pharma *	43,189	1,802,512
HDFC Bank	72,278	1,294,255
Indus Towers *	131,764	357,497
Infosys ADR	147,355	2,927,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITYFUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

INDIA (continued)
ITC	592,490	$2,000,171
LIC Housing Finance	143,260	702,983
Muthoot Finance	74,770	1,226,176
Reliance Industries	111,156	4,018,144
Tech Mahindra	104,195	1,699,016

		16,028,698

INDONESIA — 1.2%
Bank Central Asia	2,802,100	1,557,228

MALAYSIA — 1.4%
CIMB Group Holdings	982,100	1,170,562
My EG Services	3,198,600	686,432

		1,856,994

MEXICO — 3.7%
Grupo Mexico	335,522	1,571,529
Ternium ADR (a)	27,100	1,162,590
Wal-Mart de Mexico	598,851	2,122,395

		4,856,514

NETHERLANDS — 0.9%
OCI *	32,240	1,220,029

POLAND — 0.5%
Powszechna Kasa Oszczednosci Bank Polski	80,443	590,178

QATAR — 0.7%
Qatar National Bank QPSC	153,591	980,046

RUSSIA — 0.0%
Moscow Exchange MICEX-RTS PJSC (b)	491,250	20,832

SAUDI ARABIA — 2.6%
Leejam Sports JSC	27,878	823,676
Saudi National Bank	126,075	2,652,158

		3,475,834

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITYFUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

SOUTH AFRICA — 5.6%
Anglo American (a)	59,298	$2,680,419
Anglo American Platinum	13,002	1,445,391
Bidcorp	64,177	1,341,057
FirstRand	337,609	1,452,011
Netcare	548,038	529,997

		7,448,875

SOUTH KOREA — 13.5%
AfreecaTV	1,446	124,188
Fila Holdings	27,728	707,029
Hana Financial Group	44,928	1,673,366
Kia	24,246	1,583,900
Korea Zinc	2,513	1,148,381
LG	13,852	802,722
LG Chemical	2,331	945,534
LG Energy Solution *	3,314	1,076,658
POSCO	7,204	1,635,947
Samsung Electronics	136,998	7,266,027
Samsung Life Insurance	15,992	819,842

		17,783,594

TAIWAN — 12.8%
Fubon Financial Holding	749,331	1,875,858
Hon Hai Precision Industry	500,000	1,710,768
MediaTek	85,000	2,350,686
Taiwan Semiconductor Manufacturing	545,000	9,818,812
Yageo	88,000	1,183,652

		16,939,776

TURKEY — 1.3%
Haci Omer Sabanci Holding	1,146,587	1,536,016
TAV Havalimanlari Holding *	69,236	199,193

		1,735,209

UNITED ARAB EMIRATES — 0.7%
Emaar Properties PJSC	555,008	955,898

UNITED KINGDOM — 0.7%
Mondi	45,369	851,511

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITYFUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

UNITED STATES — 0.7%
Mosaic	15,081	$941,356

Total Common Stock
(Cost $132,541,972)		124,454,183

Total Investments— 94.3%
(Cost $132,541,972)		$124,454,183

Percentages are based on Net Assets of $131,989,178.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.
(b)	Level 3 security in accordance with fair value hierarchy.

ADR — American Depositary Receipt

Cl — Class

JSC — Joint-Stock Company

MICEX-RTS — Moscow Interbank Currency Exchange-Russian Trading System

Nyrt — Hungarian Public Limited Company

PJSC — Public Joint-Stock Company

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND APRIL 30, 2022 (UNAUDITED)

The following is a summary of the level of the inputs used as of April 30, 2022, in valuing the

Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
Brazil	$4,420,411	$—	$—	$4,420,411
China	—	36,612,447	—	36,612,447
Hong Kong	—	5,695,609	—	5,695,609
Hungary	—	483,144	—	483,144
India	2,927,944	13,100,754	—	16,028,698
Indonesia	—	1,557,228	—	1,557,228
Malaysia	—	1,856,994	—	1,856,994
Mexico	4,856,514	—	—	4,856,514
Netherlands	—	1,220,029	—	1,220,029
Poland	—	590,178	—	590,178
Qatar	—	980,046	—	980,046
Russia	—	—	20,832	20,832
Saudi Arabia	—	3,475,834	—	3,475,834
South Africa	1,341,057	6,107,818	—	7,448,875
South Korea	—	17,783,594	—	17,783,594
Taiwan	—	16,939,776	—	16,939,776
Turkey	—	1,735,209	—	1,735,209
United Arab Emirates	—	955,898	—	955,898
United Kingdom	—	851,511	—	851,511
United States	941,356	—	—	941,356

Total Investments in Securities	$14,487,282	$109,946,069	$20,832	$124,454,183

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

SECTOR WEIGHTINGS †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value

AUSTRALIA — 4.1%
Brambles	162,908	$1,194,111

CHINA — 15.2%
Sungrow Power Supply, Cl A	96,531	914,556
Wuxi Lead Intelligent Equipment, Cl A	142,573	943,048
Xinyi Solar Holdings	778,000	1,166,989
Zhejiang Sanhua Intelligent Controls, Cl A	556,788	1,402,053

		4,426,646

DENMARK — 14.5%
Novozymes, Cl B	24,280	1,694,004
Orsted	12,574	1,404,724
Vestas Wind Systems	43,623	1,118,820

		4,217,548

GERMANY — 3.4%
Infineon Technologies	34,857	995,452

ITALY — 1.7%
Terna - Rete Elettrica Nazionale	61,334	499,189

JAPAN — 0.0%
Nippon Ceramic	100	1,829

SPAIN — 4.2%
Iberdrola	107,008	1,228,360

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

COMMON STOCK — continued

	Shares	Value

TAIWAN — 3.9%
Voltronic Power Technology	26,000	$1,135,224

UNITED KINGDOM — 5.6%
Croda International	16,802	1,649,286

UNITED STATES — 45.9%

Consumer Discretionary — 3.9%
Aptiv *	10,658	1,134,011

Consumer Staples — 1.2%
Beyond Meat *	9,300	342,984

Industrials — 19.6%
Rockwell Automation	4,927	1,244,905
Schneider Electric	8,025	1,148,860
Trane Technologies	9,180	1,284,190
Waste Management	12,444	2,046,292

		5,724,247

Information Technology — 16.6%
Analog Devices	4,816	743,494
ANSYS *	4,864	1,340,956
Autodesk *	7,021	1,328,935
TE Connectivity	11,430	1,426,236

		4,839,621

Utilities — 4.6%
NextEra Energy	19,104	1,356,766

		13,397,629

Total Common Stock (Cost $33,824,478)		28,745,274

Total Investments— 98.5% (Cost $33,824,478)		$28,745,274

Percentages are based on Net Assets of $29,180,712.

*	Non-income producing security.

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND APRIL 30, 2022 (UNAUDITED)

The following is a summary of the level of the inputs used as of April 30, 2022, in valuing the

Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$1,194,111	$—	$1,194,111
China	—	4,426,646	—	4,426,646
Denmark	—	4,217,548	—	4,217,548
Germany	—	995,452	—	995,452
Italy	—	499,189	—	499,189
Japan	—	1,829	—	1,829
Spain	—	1,228,360	—	1,228,360
Taiwan	—	1,135,224	—	1,135,224
United Kingdom	—	1,649,286	—	1,649,286
United States	12,248,769	1,148,860	—	13,397,629

Total Investments in Securities	$12,248,769	$16,496,505	$—	$28,745,274

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES
	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $233,155,035 and $1,701,718)	$252,492,859	$1,496,607
Foreign Currency, at Value (Cost $19,229 and $22,061)	18,461	21,079
Cash	7,431,926	72,079
Receivable for Capital Shares Sold	835,032	–
Reclaim Receivable	262,406	934
Dividend and Interest Receivable	165,870	2,910
Unrealized Gain on Foreign Spot Currency Contracts	1,201	–
Receivable due from Investment Adviser	–	12,971
Prepaid Expenses	26,903	8,183

Total Assets	261,234,658	1,614,763

Liabilities:
Payable for Capital Shares Redeemed	231,713	564
Payable due to Investment Adviser	140,302	–
Payable due to Administrator	22,665	7,808
Audit Fees Payable	12,831	12,831
Payable due to Trustees	4,576	37
Chief Compliance Officer Fees Payable	3,707	–
Distribution Fees Payable - A Shares	1,259	–
Payable for Investments Purchased	–	13,979
Unrealized Loss on Foreign Spot Currency Contracts	–	40
Other Accrued Expenses	19,080	4,726

Total Liabilities	436,133	39,985

Net Assets	$260,798,525	$1,574,778

NET ASSETS CONSIST OF:
Paid-in Capital	$246,376,618	$1,819,695
Total Distributable Earnings (Accumulated Losses)	14,421,907	(244,917)

Net Assets	$260,798,525	$1,574,778

I Shares:
Net Assets	$254,620,523	$1,574,778
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	17,691,641	189,130

Net Asset Value, Offering and Redemption Price Per Share	$14.39	$8.33

A Shares:
Net Assets	$6,178,002	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	430,735	N/A

Net Asset Value, Offering and Redemption Price Per Share	$14.34	N/A

Maximum Offering Price Per Share ($14.34/94.25%)	$15.21	N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES (continued)
	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Assets:
Investments, at Value (Cost $132,541,972 and $33,824,478)	$124,454,183	$28,745,274
Foreign Currency, at Value (Cost $322,360 and $31,502)	318,315	30,461
Cash	7,250,969	385,319
Dividend and Interest Receivable	225,415	–
Receivable for Investments Sold	136,974	131,459
Reclaim Receivable	23,151	5,102
Receivable for Capital Shares Sold	15,662	–
Prepaid Expenses	22,953	3,566

Total Assets	132,447,622	29,301,181

Liabilities:
Accrued Foreign Capital Gains Tax on Appreciation	182,035	–
Payable for Investments Purchased	115,642	93,224
Payable due to Investment Adviser	58,013	6,046
Custody Fees Payable	48,084	–
Audit Fees Payable	12,831	12,831
Payable for Capital Shares Redeemed	12,289	104
Payable due to Administrator	11,507	7,808
Payable due to Trustees	2,143	308
Chief Compliance Officer Fees Payable	1,331	–
Unrealized Loss on Foreign Spot Currency Contracts	246	148
Other Accrued Expenses	14,323	–

Total Liabilities	458,444	120,469

Net Assets	$131,989,178	$29,180,712

NET ASSETS CONSIST OF:
Paid-in Capital	$146,720,193	$34,613,255
Total Accumulated Losses	(14,731,015)	(5,432,543)

Net Assets	$131,989,178	$29,180,712

I Shares:
Net Assets	$131,985,711	$29,180,712
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	12,847,884	3,869,530

Net Asset Value, Offering and Redemption Price Per Share	$10.27	$7.54

A Shares:
Net Assets	$3,467	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	338	N/A

Net Asset Value, Offering and Redemption Price Per Share	$10.26	N/A

Maximum Offering Price Per Share ($10.26/94.25%)	$10.89	N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2022 (UNAUDITED)

STATEMENTS OF OPERATIONS
	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Investment Income:
Dividends	$1,810,242	$13,523
Less: Foreign Taxes Withheld	(109,535)	(1,043)

Total Investment Income	1,700,707	12,480

Expenses:
Investment Advisory Fees	986,756	6,297
Administration Fees - Note 4	130,730	47,109
Trustees’ Fees	12,973	84
Distribution Fees - A Shares	7,869	–
Chief Compliance Officer Fees	6,112	368
Transfer Agent Fees	48,204	13,001
Registration and Filing Fees	22,127	1,212
Legal Fees	20,550	961
Printing Fees	18,305	533
Audit Fees	12,831	12,832
Custodian Fees	3,978	3,356
Other Expenses	25,092	1,570

Total Expenses	1,295,527	87,323

Less:
Investment Advisory Fees Waiver	(169,281)	(6,297)
Reimbursement from Adviser	–	(73,885)
Fees Paid Indirectly — Note 4	(37)	(3)

Net Expenses	1,126,209	7,138

Net Investment Income	574,498	5,342

Net Realized Gain (Loss) on:
Investments	(5,211,396)	(44,114)
Foreign Currency Transactions	(9,105)	14

Net Realized Loss	(5,220,501)	(44,100)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(33,678,554)	(230,432)
Foreign Currency Transactions	(12,150)	(1,048)

Net Change in Unrealized Depreciation	(33,690,704)	(231,480)

Net Realized and Net Change in Unrealized Loss on Investments and Foreign Currency Transactions	(38,911,205)	(275,580)

Net Decrease in Net Assets Resulting from Operations	$(38,336,707)	$(270,238)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE SIX MONTHS ENDED APRIL 30, 2022 (UNAUDITED)

STATEMENTS OF OPERATIONS (continued)
	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Investment Income:
Dividends	$2,407,905	$92,624
Less: Foreign Taxes Withheld	(204,642)	(9,342)

Total Investment Income	2,203,263	83,282

Expenses:
Investment Advisory Fees	467,391	59,138
Administration Fees - Note 4	69,425	47,109
Trustees’ Fees	6,277	631
Chief Compliance Officer Fees	3,142	223
Distribution Fees - A Shares	60	–
Custodian Fees	43,466	5,325
Transfer Agent Fees	35,812	13,957
Registration and Filing Fees	17,527	1,180
Audit Fees	12,831	12,831
Legal Fees	9,714	1,926
Printing Fees	7,830	1,154
Other Expenses	16,566	2,814

Total Expenses	690,041	146,288

Less:
Investment Advisory Fees Waiver	(159,343)	(59,138)
Reimbursement from Adviser	–	(16,181)
Fees Paid Indirectly — Note 4	(23)	(3)

Net Expenses	530,675	70,966

Net Investment Income	1,672,588	12,316

Net Realized Gain (Loss) on:
Investments	(33,091,183)	(333,838)
Foreign Currency Transactions	26,605,915	14,476

Net Realized Loss	(6,485,268)	(319,362)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(12,994,106)	(5,345,806)
Foreign capital gains tax on securities	77,500	–
Foreign Currency Transactions	(75)	(693)

Net Change in Unrealized Depreciation	(12,916,681)	(5,346,499)

Net Realized and Net Change in Unrealized Loss on Investments and Foreign Currency Transactions	(19,401,949)	(5,665,861)

Net Decrease in Net Assets Resulting from Operations	$(17,729,361)	$(5,653,545)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations:
Net Investment Income	$574,498	$281,332
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(5,220,501)	949,758
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(33,690,704)	42,575,532

Net Increase (Decrease) in Net Assets Resulting From Operations	(38,336,707)	43,806,622

Distributions:
I Shares	(334,326)	(433,522)
A Shares	–	(8,224)

Total Distributions	(334,326)	(441,746)

Capital Share Transactions:
I Shares:
Issued	81,213,849	119,983,838
Reinvestment of Distributions	295,167	426,908
Redeemed	(24,564,493)	(22,973,825)

Increase from I Shares Capital Share Transactions	56,944,523	97,436,921

A Shares:
Issued	1,074,322	1,929,223
Reinvestment of Distributions	–	8,224
Redeemed	(440,144)	(1,371,960)

Increase from A Shares Capital Share Transactions	634,178	565,487

Net Increase in Net Assets From Capital Share Transactions	57,578,701	98,002,408

Total Increase in Net Assets	18,907,668	141,367,284

Net Assets:
Beginning of Year or Period	241,890,857	100,523,573

End of Year or Period	$260,798,525	$241,890,857

Shares Transactions:
I Shares:
Issued	5,096,621	7,853,553
Reinvestment of Distributions	17,486	30,170
Redeemed	(1,610,356)	(1,489,944)

Increase in Shares Outstanding from I Shares Transactions	3,503,751	6,393,779

A Shares:
Issued	69,339	132,373
Reinvestment of Distributions	–	582
Redeemed	(28,520)	(89,560)

Increase in Shares Outstanding from A Shares Transactions	40,819	43,395

Net Increase in Shares Outstanding From Share Transactions	3,544,570	6,437,174

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021(1)
Operations:
Net Investment Income/(Loss)	$5,342	$(775)
Net Realized Loss on Investments and Foreign Currency Transactions	(44,100)	(1,672)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(231,480)	25,319

Net Increase (Decrease) in Net Assets Resulting From Operations	(270,238)	22,872

Distributions:
I Shares	–	–

Total Distributions	–	–

Capital Share Transactions:
I Shares:
Issued	67,657	1,786,705
Reinvestment of Distributions	–	–
Redeemed	(31,448)	(770)

Increase from I Shares Capital Share Transactions	36,209	1,785,935

Net Increase in Net Assets From Capital Share Transactions	36,209	1,785,935

Total Increase (Decrease) in Net Assets	(234,029)	1,808,807

Net Assets:
Beginning of Year or Period	1,808,807	–

End of Year or Period	$1,574,778	$1,808,807

Shares Transactions:
I Shares:
Issued	7,769	184,706
Reinvestment of Distributions	–	–
Redeemed	(3,267)	(78)

Increase in Shares Outstanding from I Shares Transactions	4,502	184,628

Net Increase in Shares Outstanding From Share Transactions	4,502	184,628

(1)	The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Operations:
Net Investment Income	$1,672,588	$1,408,455
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(6,485,268)	9,787,594
Net Change in Unrealized Depreciation on Investments and Foreign Currency Transactions	(12,916,681)	(2,890,393)

Net Increase (Decrease) in Net Assets Resulting From Operations	(17,729,361)	8,305,656

Distributions:
I Shares	(9,557,980)	(732,810)
A Shares	(1,241)	(140)

Total Distributions	(9,559,221)	(732,950)

Capital Share Transactions:
I Shares:
Issued	54,421,893	80,332,196
Reinvestment of Distributions	9,535,076	732,810
Redeemed	(11,070,280)	(39,108,711)

Increase from I Shares Capital Share Transactions	52,886,689	41,956,295

A Shares:
Issued	1,593,694	799,595
Reinvestment of Distributions	1,241	140
Redeemed	(1,611,685)	(797,934)

Increase (Decrease) from A Shares Capital Share Transactions	(16,750)	1,801

Net Increase in Net Assets From Capital Share Transactions	52,869,939	41,958,096

Total Increase in Net Assets	25,581,357	49,530,802

Net Assets:
Beginning of Year or Period	106,407,821	56,877,019

End of Year or Period	$131,989,178	$106,407,821

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021
Shares Transactions:
I Shares:
Issued	4,692,222	6,138,258
Reinvestment of Distributions	813,340	57,430
Redeemed	(951,206)	(3,075,106)

Increase in Shares Outstanding from I Shares Transactions	4,554,356	3,120,582

A Shares:
Issued	132,502	59,447
Reinvestment of Distributions	106	11
Redeemed	(133,570)	(59,414)

Increase (Decrease) in Shares Outstanding from A Shares Transactions	(962)	44

Net Increase in Shares Outstanding From Share Transactions	4,553,394	3,120,626

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021(1)
Operations:
Net Investment Income	$12,316	$443
Net Realized Gain (Loss) on Investments and Foreign
Currency Transactions	(319,362)	22,957
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(5,346,499)	266,123

Net Increase (Decrease) in Net Assets Resulting From
Operations	(5,653,545)	289,523

Distributions:
I Shares	(68,521)	–

Total Distributions	(68,521)	–

Capital Share Transactions:
I Shares:
Issued	20,135,317	14,418,422
Reinvestment of Distributions	68,521	–
Redeemed	(8,774)	(231)

Increase from I Shares Capital Share Transactions	20,195,064	14,418,191

Net Increase in Net Assets From Capital Share Transactions	20,195,064	14,418,191

Total Increase in Net Assets	14,472,998	14,707,714

Net Assets:
Beginning of Year or Period	14,707,714	–

End of Year or Period	$29,180,712	$14,707,714

Shares Transactions:
I Shares:
Issued	2,388,807	1,474,636
Reinvestment of Distributions	7,019	–
Redeemed	(909)	(23)

Increase in Shares Outstanding from I Shares Transactions	2,394,917	1,474,613

Net Increase in Shares Outstanding From Share Transactions	2,394,917	1,474,613

(1)	The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$16.59	$12.35	$11.67	$10.19	$10.00

Income from Investment Operations:

Net Investment Income*	0.03	0.03	0.07	0.09	0.08

Net Realized and Unrealized Gain (Loss)	(2.21)	4.26	0.72	1.47	0.12

Total from Investment Operations	(2.18)	4.29	0.79	1.56	0.20

Dividends and Distributions:

Net Investment Income	(0.02)	(0.05)	(0.07)	(0.08)	(0.01)

Capital Gains	—	—	(0.04)	—	—

Total Dividends and Distributions	(0.02)	(0.05)	(0.11)	(0.08)	(0.01)

Net Asset Value, End of Yearor Period	$14.39	$16.59	$12.35	$11.67	$10.19

Total Return†	(13.15)%	34.85%	6.77%	15.45%	1.98%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$254,621	$235,443	$96,258	$60,832	$33,481

Ratio of Expenses to Average Net Assets	0.85%††	0.85%	0.85%	0.85%	0.85%††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	0.98%††	1.02%	1.24%	1.56%	2.10%††

Ratio of Net Investment Income to Average Net Assets	0.44%††	0.17%	0.60%	0.79%	0.93%††

Portfolio Turnover Rate	3%‡	5%	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on December 11, 2017.
Amounts	designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$16.54	$12.31	$11.64	$10.19	$10.76

Income from Investment Operations:

Net Investment Income (Loss)*	0.01	–	0.05	0.05	(0.01)

Net Realized and Unrealized Gain (Loss)	(2.21)	4.25	0.71	1.47	(0.56)

Total from Investment Operations	(2.20)	4.25	0.76	1.52	(0.57)

Dividends and Distributions:
Net Investment Income	—	(0.02)	(0.05)	(0.07)	—
Capital Gains	—	—	(0.04)	—	—

Total Dividends and Distributions	—	(0.02)	(0.09)	(0.07)	—

Net Asset Value, End of Year or Period	$14.34	$16.54	$12.31	$11.64	$10.19

Total Return†	(13.30)%	34.58%	6.54%	15.10%	(5.30)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$6,178	$6,448	$4,266	$3,427	$398

Ratio of Expenses to Average Net Assets	1.10%††	1.10%	1.10%	1.10%	1.15%††(2)

Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.23%††	1.28%	1.49%	1.78%	3.35%††

Ratio of Net Investment Income (Loss) to Average Net Assets .	0.17%††	–%	0.38%	0.48%	(1.00)%††

Portfolio Turnover Rate	3%‡	5%	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	Ratio reflects the impact of low level of average net assets. Under normal asset levels, ratio would have been 1.10%.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Six Months Ended April 30, 2022 (Unaudited)		Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$9.80		$10.00

Income from Investment Operations:

Net Investment Income/(Loss)*	0.03		(0.01)

Net Realized and Unrealized Loss	(1.50)		(0.19)

Total from Investment Operations	(1.47)		(0.20)

Net Asset Value, End of Period	$8.33		$9.80

Total Return†	(15.00)%		(2.00)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$1,575		$1,809

Ratio of Expenses to Average Net Assets	0.85%	††	0.85%	††

Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	10.40%	††	37.19%	††

Ratio of Net Investment Income/(Loss) to Average Net Assets	0.64%	††	(0.54)%	††

Portfolio Turnover Rate	12%	‡	0%	‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$12.83	$10.99	$10.72	$10.00

Income from Investment Operations:

Net Investment Income*	0.15	0.20	0.18	0.32

Net Realized and Unrealized Gain (Loss)	(1.75)	1.78	0.40	0.42

Total from Investment Operations	(1.60)	1.98	0.58	0.74

Dividends and Distributions:

Net Investment Income	(0.19)	(0.14)	(0.31)	(0.02)

Capital Gains	(0.77)	—	—	—

Total Dividends and Distributions	(0.96)	(0.14)	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$10.27	$12.83	$10.99	$10.72

Total Return†	(13.30)%	18.00%	5.32%	7.37%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$131,986	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%† †	0.85%	0.85%	0.85%†	†
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.11%† †	1.29%	1.65%	1.99%†	†
Ratio of Net Investment Income to Average Net Assets	2.68%† †	1.52%	1.74%	3.31%†	†
Portfolio Turnover Rate	5%‡	111%	55%	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	A Shares
	Six Months Ended April 30, 2022 (Unaudited)	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$12.80	$10.97	$10.70	$10.00

Income from Investment Operations:
Net Investment Income (Loss)*	(0.02)	0.13	0.16	0.28
Net Realized and Unrealized Gain (Loss)	(1.59)	1.81	0.39	0.43

Total from Investment Operations	(1.61)	1.94	0.55	0.71

Dividends and Distributions:
Net Investment Income	(0.16)	(0.11)	(0.28)	(0.01)
Capital Gains	(0.77)	—	—	—

Total Dividends and Distributions	(0.93)	(0.11)	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$10.26	$12.80	$10.97	$10.70

Total Return†	(13.39)%	17.70%	5.09%	7.14%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$3	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.10%† †	1.10%	1.10%	1.10%†	†
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.37%† †	1.52%	1.92%	2.24%†	†
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.26)%† †	0.99%	1.54%	2.94%†	†
Portfolio Turnover Rate	5%‡	111%	55%	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

FINANCIAL HIGHLIGHTS (continued)

Selected Per Share Data & Ratios

For a Share Outstanding

	I Shares
	Six Months Ended April 30, 2022 (Unaudited)	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$9.97	$10.00

Income from Investment Operations:

Net Investment Income*	0.01	–
Net Realized and Unrealized Loss	(2.39)	(0.03)

Total from Investment Operations	(2.38)	(0.03)

Dividends and Distributions:
Net Investment Income	(0.02)	—
Capital Gains	(0.03)	—

Total Dividends and Distributions	(0.05)	—

Net Asset Value, End of Period	$7.54	$9.97

Total Return†	(24.01)%	(0.30)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$29,181	$14,708
Ratio of Expenses to Average Net Assets	0.90%† †	0.90%†	†
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.86%† †	3.71%†	†
Ratio of Net Investment Income to Average Net Assets	0.16%† †	0.02%†	†
Portfolio Turnover Rate	24%‡	6%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on August 31, 2021.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund (individually, the “Fund” or collectively, the “Funds”). The investment objectives of the Funds are to seek capital growth and long-term income. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The Ninety One Global Environment Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

correlations between the U.S. market and each non-U.S. security) applied by Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2022, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or

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unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the six months ended April 30, 2022, the Funds incurred $130,730,

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$47,109, $69,425 and $47,109 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the six months ended April 30, 2022, the Funds incurred $7,869, $–, $60 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the six months ended April 30, 2022, the Funds earned cash management credits of $37, $3, $23 and $3 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%
Ninety One Global Environment Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and

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non-routine expenses) from exceeding certain contractual expense limitations of the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2023 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%
Ninety One Global Environment Fund	0.90%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the six months ended April 30, 2022. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023. During the six months ended April 30, 2022, there has been no recoupment of previously waived and reimbursed fees. As of April 30, 2022, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

Fund	Expiring 2023	Expiring 2024	Expiring 2025	Total
Ninety One Global Franchise Fund	$342,706	$312,491	$327,680	$982,877

Ninety One International Franchise Fund	N/A	N/A	132,196	132,196

Ninety One Emerging Markets Equity Fund	451,109	359,800	374,056	1,184,965

Ninety One Global Environment Fund	N/A	N/A	130,275	130,275

6. Investment Transactions:

For the six months ended April 30, 2022, the Ninety One Global Franchise Fund made purchases of $65,434,626 and sales of $7,035,555 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2022, the Ninety One International Franchise Fund made purchases of $200,321 and sales of $215,915 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

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For the six months ended April 30, 2022, the Ninety One Emerging Markets Equity Fund made purchases of $76,074,259 and sales of $5,490,097 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the six months ended April 30, 2022, the Ninety One Global Environment Fund made purchases of $23,598,175 and sales of $3,804,142 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, net operating loss offset to short-term capital gain, reclassification of distribution and investments in PFICs.

The permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2021, primarily relate to net operating losses:

	Distributable Earnings	Paid-in Capital
Ninety One International Franchise Fund	$2,449	$(2,449)

The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Ninety One Global Franchise Fund
2021	$441,746	$—	$441,746
2020	413,666	213,549	627,215
Ninety One International Franchise Fund
2021	$—	$—	$—
Ninety One Emerging Markets Equity Fund
2021	$732,950	$—	$732,950
2020	1,286,440	—	1,286,440
Ninety One Global Environment Fund
2021	$—	$—	$—

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As of October 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$226,457
Capital Loss Carryforwards	(155,158)
Unrealized Appreciation	53,021,641

Total Distributable Earnings	$53,092,940

Ninety One International Franchise Fund

Unrealized Appreciation	$ 25,319
Other Temporary Differences	2

Total Distributable Earnings	$25,321

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$1,335,656
Undistributed Long-Term Capital Gain	7,379,998
Unrealized Appreciation	3,841,916
Other Temporary Differences	(3)

Total Distributable Earnings	$12,557,567

Ninety One Global Environment Fund

Undistributed Ordinary Income	$38,738
Unrealized Appreciation	250,784
Other Temporary Differences	1

Total Distributable Earnings	$289,523

During the year ended October 31, 2021, the funds listed below utilized capital loss carryforwards to offset capital gains:

Fund
Ninety One Global Franchise Fund	$ 957,139
Ninety One Emerging Markets Equity Fund	3,041,646

Capital loss carryforward rules allow for Registered Investment Companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

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The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Ninety One Global Franchise Fund	$155,158	$—	$155,158

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at April 30, 2022, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Ninety One Global Franchise Fund
$ 233,155,035	$24,345,401	$(5,007,577)	$19,337,824
Ninety One International Franchise Fund
1,701,718	11,840	(216,951)	(205,111)
Ninety One Emerging Markets Equity Fund
132,541,972	5,394,117	(13,481,906)	(8,087,789)
Ninety One Global Environment Fund
33,824,478	180,660	(5,259,864)	(5,079,204)

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in a Fund, just as you could with similar investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings. Each Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of

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issuers. Accordingly, each Fund will be more susceptible to negative events affecting a small number of holdings than a diversified fund.

Climate Change Focused Investment Risk (Global Environment Fund) – Because the Fund focuses its investments in securities of companies involved in climate change-related industries, the Fund will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of funds that are more diversified. The Fund is particularly susceptible to changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries have more limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Depositary Receipts Risk (All Funds) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of Depositary Receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of Depositary Receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. The values of Depositary Receipts may decline for a number of reasons relating to the issuers or sponsors of the Depositary Receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

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Equity Risk (All Funds) – Equity securities include common and preferred stocks, shares of Depositary Receipts, as well as shares of ETFs that have economic characteristics similar to equity securities. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

ESG Criteria Risk (Global Environment Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities with respect to the Global Environment Fund. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

ETFs Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Foreign Currency Risk (All Funds) – Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect a Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country.

Foreign Securities/Emerging Markets Risk (All Funds) – Investments in securities of foreign companies (including direct investments as well as investments through Depositary Receipts) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with

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respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Risk of Investing in China (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. A Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

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In addition, periodically there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies” or in instruments that are derivative of, or are designed to provide investment exposure to, those companies. The universe of affected securities can change from time to time. As a result of an increase in the number of investors looking to sell such securities, or because of an inability to participate in an investment that the Adviser otherwise believes is attractive, a Fund may incur losses. Certain securities that are or become designated as prohibited securities may have less liquidity as a result of such designation and the market price of such prohibited securities may decline, potentially causing losses to a Fund. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted, resulting in reduced liquidity and price declines.

RQFII Risk (Global Environment Fund) – The Fund intends to invest directly in A-Shares through the Adviser, who is licensed as a RQFII. In addition, the RQFII license of the Adviser may be revoked by the Chinese regulators if, among other things, the Adviser fails to comply with applicable Chinese regulations. If the Adviser’s RQFII license was eliminated, the Fund could be required to dispose of a portion of its A-Shares holdings. This could have a material adverse impact on the Fund’s performance and its ability to meet its investment objective.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Environment Fund, and International Franchise Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude a Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, a Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for a Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Fund purchases of China A Shares through Stock Connect involve ownership rights that are exercised differently than those involved in U.S. securities markets. When a Fund buys a Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock through Stock Connect, the Fund is purchasing a security registered under the name of the Hong Kong Securities Clearing Company Limited (“HKSCC”) that acts as a nominee holder for the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock. A Fund as the beneficial owner of the Shanghai Stock Exchange-listed or Shenzhen Stock Exchange-listed stock can exercise its rights through its nominee HKSCC. However, due to the indirect nature of holding its ownership interest through a nominee holder, a Fund might encounter difficulty in exercising or timely exercising its rights as the beneficial owner when trading through HKSCC under Stock Connect, and such difficulty may expose a Fund to risk of loss.

Sustainable Investment Risk (Global Environment Fund) – The Fund follows a sustainable investment approach by investing in companies that relate to certain sustainable development themes and demonstrate adherence to ESG practices. Accordingly, the Fund may have a significant portion of its assets invested in securities of companies conducting similar business or business within the same economic sector. Additionally, due to this sustainability approach, the Fund may not be invested in certain industries or sectors. As a result, the Fund may be overweight or underweight in certain industries or sectors relative to its benchmark index, which may cause the Fund’s performance to be more or less sensitive to developments affecting those sectors. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the investment opportunities for the Fund may be limited at times. Further, the regulatory landscape for ESG investing in the United States is still developing and future rules and regulations may require the Fund to modify or alter its investment process. Similarly, government policies incentivizing companies to engage in ESG practices may fall out of favor, which could potentially limit the Fund’s investment universe. There is also a risk that the companies identified through the investment process may fail to adhere to ESG practices, which may cause the Fund to sell a security when it might otherwise be disadvantageous to do so.

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New Fund Risk (Global Environment Fund and International Franchise Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. Other:

At April 30, 2022, 79% of I Shares outstanding were held by five record shareholders and 49% of A Shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

At April 30, 2022, 85% of I Shares outstanding were held by two record shareholders were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

At April 30, 2022, 45% of I Shares outstanding were held by three record shareholders and 89% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

At April 30, 2022, 38% of I Shares outstanding were held by three record shareholders were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Environment Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2022.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from November 1, 2021 to April 30, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a$1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5%return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

	Beginning Account Value 11/01/21	Ending Account Value 4/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Ninety One Global Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$868.50	0.85%	$3.94
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26
A Shares
Actual Fund Return	$1,000.00	$867.00	1.10%	$5.09
Hypothetical 5% Return	1,000.00	1,019.34	1.10	5.51
Ninety One International Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$850.00	0.85%	$3.90
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26
Ninety One Emerging Markets Equity Fund
I Shares
Actual Fund Return	$1,000.00	$867.00	0.85%	$3.93
Hypothetical 5% Return	1,000.00	1,020.58	0.85	4.26
A Shares
Actual Fund Return	$1,000.00	$866.10	1.10%	$5.09
Hypothetical 5% Return	1,000.00	1,019.34	1.10	5.51
Ninety One Global Environment Fund
I Shares
Actual Fund Return	$1,000.00	$759.90	0.90%	$3.93
Hypothetical 5% Return	1,000.00	1,020.33	0.90	4.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS APRIL 30, 2022 (UNAUDITED)

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 17, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

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Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-SA-001-0500

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.     Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items  12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 8, 2022